Comerica Incorporated California Investor Forum May 1, 2007

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward- looking statements speak only as of the date they are made. Comerica does not undertake to update forward- looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward- looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

California Investor Forum - May 1, 2007 Beth Acton, Comerica Overview Mike Fulton, Western Market David White, Middle Market Banking - Western Market Greg Belanger, Technology & Life Science David Skolnik, Wealth & Institutional Management - Western Market Peg Rulien, Banking Center Expansion Peggy Bradshaw, Small Business Banking

Comerica Incorporated Beth Acton

Comerica: A Brief Overview $57.5 billion in assets Among the top 20 bank holding companies in the U.S. Major markets include Michigan, California, Texas, Arizona and Florida Relocation of corporate headquarters to Dallas, Texas Positive core operating trends in 2006 and first quarter 2007 Approximately $9.9 billion in market capitalization

Lines of Businesses: At a Glance Retail Bank Wealth & Institutional Management Business Bank 402 banking centers 710,000 Personal Banking customers 93,000 Small Business customers Call centers, ATMs, Web Banking Trust services Private Banking Investment management Brokerage and Insurance Lending & Leasing Treasury Management International Trade Services 40% of avg. total deposits in first quarter 2007 Opening 30 new banking centers in 2007, mainly in growth markets Not a mass market retail bank Targets small businesses, middle market, business owners and the affluent Solid investment performance Open architecture platform Customized, flexible solutions Efficiency gains #1 Commercial lender as a percent of total assets #7 Commercial lender (total loans) Middle Market represents 33% of avg. total loans in first quarter 2007 Loan growth momentum in Texas and Western markets Sound credit standards Sophisticated credit management tools Competitive advantage: Relationship Banking National Platforms Competitive advantage: Relationship Banking National Platforms Competitive advantage: Relationship Banking National Platforms

Accelerating Our Strategy of Growth and Balance Comerica 2006 Western/Texas/Florida: Loans 50% Deposits 45% Revenue 44% Net Income 46% Banking Centers 152 Comerica 1997 Western/Texas/Florida: Loans 27% Deposits 27% Revenue 27% Net Income 30% Banking Centers 90 Percent of Total Comerica

Solid Earnings Quality Highlights First Quarter 2007 Results * Loan growth figures exclude Financial Services Division; Analysis of 1Q07 compared to 4Q06 Annualized average loan growth of 6%* Western: 15% Texas: 5% Florida: 4% Midwest: (1)% Net interest margin increases 7 basis points to 3.82% Sound credit quality Net credit-related charge-offs as a percentage of average total loans of 16 bps Nonperforming assets of 0.49% of total loans and foreclosed property Expenses well controlled Active capital management: 3.4 million shares repurchased

Midwest Western Texas Florida International Other Markets 1Q07 Avg Loans Outstanding 21.8 14.6 6.5 1.6 2.1 0.7 Midwest Western Texas Florida International Other Markets 1Q06 Average Loans Outstanding 21.3 12.7 5.4 1.4 2.2 0.6 Making Progress: Geographic Loan Growth 1Q07: $47.3 billion* 1Q06: $43.6 billion* *Excludes average Financial Services Division loans of $2.9B in 1Q06 and $1.6B in 1Q07 Geography based on office of origination Western includes: CA, AZ, NV, CO, WA Year-over-Year Average Loan Outstandings up 9%*

Solid Credit Quality 1Q06 2Q06 3Q06 4Q06 1Q07 NPA's / Total Loans and ORE 0.0032 0.0037 0.0042 0.0049 0.0049 1Q06 2Q06 3Q06 4Q06 1Q07 Net Credit-Related Charge-offs to Average Total Loans * 0.0019 0.0016 0.0006 0.0019 0.0016 1Q06 2Q06 3Q06 4Q06 1Q07 ALLL / Total Loans 0.0106 0.0104 0.0106 0.0104 0.0104 1Q06 2Q06 3Q06 4Q06 1Q07 Net loan charge-offs to total average loans 3.34 2.78 2.51 2.13 2.14 *Includes net loan charge-offs and net lending related commitment charge-offs ** 7 basis points of this total is related to the sale of the manufactured housing portfolio

Midwest Western Texas Florida Other Markets International 4Q06 Avg 16.6 9.2 3.7 0.3 0.5 1.1 Diverse Core Deposit Base 1Q07: $31.4 billion* * Excludes average deposits in the Financial Services Division, the Finance segment and Institutional CD issuances of $11.2B at 1Q07 Average deposits on a year-over- year basis were up in the Western and Texas markets (excluding FSD) Leadership position in Michigan New banking centers provide greater deposit gathering opportunities among our target segments

Western Market Overview Mike Fulton

Western Market Overview Growing in a growing market Diversifying geographic net income Diversifying the business mix with accelerated Wealth & Institutional Management and Retail growth Increasing overall revenue

MM CRE Global Dealer Specialty Businesses Personal Banking Small Business Private Banking 3154998 304144 372041 65648 2378896 836964 905004 1163254 MM CRE Global Dealer Specialty Businesses Personal Banking Small Business Banking Private Banking 4472738 2626356 862957 3422138 1067910 952199 1094822 Western Market Overview 1Q07 Avg. Loans: $14.6B* 1Q07 Avg. Deposits: $9.2B* Average loans and deposits in $billions * Excluding Financial Services Division loans of $1.6B and deposits of $4.5B Middle Market $4.5B 31% Commercial Real Estate $2.6B 18% Global Corp. Banking $0.8B 6% National Dealer $3.4B 23% Specialty Businesses* $1.2B 8% Private Banking $1.1B 7% Small Business Banking $1.0B 7% Middle Market $3.2B 34% Commercial Real Estate $0.3B 3% Global Corp. Banking $0.3B 4% National Dealer $0.1B 1% Specialty Businesses* $2.4B 26% Private Banking $1.1B 13% Small Business Banking $0.9B 10% Personal Banking $0.9B 9%

Western Market Strategy Highly focused on select customer segments Strategically located in attractive growth markets Products and services of a big bank with the personal touch of a small bank Superior service, responsiveness, senior management visibility

Western Market Opportunity: California Sixth largest economy in the world More Nobel Laureates, scientists, engineers, researchers, high-tech companies than any other state Accounts for one of every four U.S. patents Accounts for one of every five U.S. technology jobs Attracts almost one half of all U.S. venture capital Leads the nation in biotechnology, nanotechnology, medical technology and information technology

Western Market Opportunity MI CA AZ Total number of businesses 277,625 1,233,667 150,818 Population (July 1, 2006) 10,095,643 36,457,549 6,166,318 Population growth (2000-2006) 1.6% 7.6% 20.2% HH Income > $250,000 78,767 462,570 47,564 Deposit Market share - top 3 41% 46% 66%* * Phoenix MSA

Recipe for Growth Banking center expansion accelerating growth in all businesses Superior WIM growth opportunity from our Business Bank customers Solid Business Bank growth with superior credit underwriting Continue to build a first-rate market team

International Opportunities Asian Trade fueling growth The "Los Angeles Customs District" is the nation's largest Increasing staffing of International Finance for foreign-owned companies Shanghai, China office: bridging U.S. and Asia

Diversity Established market segmentation teams Asia and Pacific Hispanic African American New banking benter locations Bi-lingual staffing Marketing and promotions

Financial Services Division Serves the real estate industry including title, escrow, property exchange and property management companies Attractive funding source: $3.5 billion in average noninterest- bearing deposits in first quarter 2007 Significant relationships with every large national Title and Escrow company 96% of first quarter 2007 average deposits originated in the Western market 54 employees serving 500 customers

Financial Services Division Data 1Q07 4Q06 1Q06 Average Balance Sheet Noninterest-bearing $3.5 $4.0 $4.7 Interest-bearing 1.2 1.3 2.3 Total Deposits $4.7 $5.3 $7.0 Total Loans $1.6 $1.9 $2.9 Noninterest Expenses Customer Services $14 $14 $13 Average Rates FSD Loans (Primarily Low-rate) 0.68% 0.66% 0.43% FSD Interest-bearing Deposits 3.91% 3.94% 3.74% Balance Sheet data in $billions; Noninterest Expense data in $millions 2007 Full Year Outlook: Average noninterest-bearing deposits are expected to remain at first quarter 2007 levels Average loans are expected to fluctuate with the level of noninterest-bearing deposits

Competitive Advantages of Comerica's Financial Services Division The "Gold Standard" in customer service Dedicated business targeted to serve the needs of the Title and Escrow Industry Average Comerica tenure of management team: 15-20 years Complete suite of deposit and loan products: Remote business deposit capture Remote cashier check issuance Low rate loans Dedicated wire room National platform

Western Michigan Texas Florida Other Markets 1Q06 Loans Outstanding 2.375065593 0.867218395 0.83611695313148 0.46324098 0.459822755 Single Family Land Development Land Carry Retail Multi-family Office Other 1Q07 Loans Outstanding 1.659804769 0.894891522 0.651269981 0.520017524 0.423929876 0.366656026 0.484894979 Commercial Real Estate Line of Business March 31, 2007 Loan Outstandings: $5.0 billion* By Project Type By Geography Period-end balances in $billions; Geography reflects location of property; additional CRE information can be found in the appendix * Excludes $1.6B in Commercial Real Estate line of business loans not secured by real estate

Western Midwest Florida Texas Other 3.4 0.8 0.5 0.3 0.3 Franchise Distribution* Toyota / Lexus 22% Honda / Acura 17% Daimler Chrysler 13% Ford 13% General Motors 10% Other Asian 5% Nissan / Infinity 5% Other European 5% Other** 10% 1Q07 Average Loans Outstanding: $5.3 billion Midwest $0.8B 15% Western $3.4B 65% Texas $0.2B 4% Florida $0.6B 10% Geographic Dispersion * Franchise distribution based on March 31, 2007 period-end outstandings ** "Other" includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Diversified National Dealer Services Business Other Markets $0.3B 6%

Total Revenue $207 million % of Total CMA Revenue 29% Revenue Growth Rate* 6% First Quarter 2007 as compared to First Quarter 2006 * Excludes net income (loss) from principal investing and warrants We're Making Strong Gains Western Market* First Quarter 2007

1Q07 Growth Avg. Loans '05 - '06 Business Bank* $12.5 17% Retail Bank $1.0 11% W&IM $1.1 4% Total Western Market* $14.6 15% $ in billions * Excludes Financial Services Division loans We're Making Strong Gains

2007 Western Market Outlook

Western Market: Recipe for High Growth Leveraging our banking center expansion for accelerated growth across all businesses Continued Wealth & Institutional Management growth with strong penetration of owners of our Business Bank customers Solid Business Bank growth while maintaining strong credit quality Higher penetration of the Asian-Pacific and Hispanic segments Continue to build a superior market team (i.e. Bank without Borders)

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Middle Market Banking - Western Market David White

Target key urban markets in the West: Southern California Northern California Arizona Target companies with annual sales of $10-$500 million Middle-market serves as cross-sell platform for: Wealth & Institutional Management Retail Bank Other products Middle Market Banking - Western Market

Banking Large Business Markets (Top 10 States by Number of Businesses* in United States) 1 California 696,301 2 New York 441,188 3 Florida 404,061 4 Texas 381,627 5 Illinois 259,734 6 Pennsylvania 214,215 7 Ohio 211,335 8 New Jersey 207,431 9 Michigan 193,690 10 Georgia 172,434 *Based on Census Bureau data of businesses with paid employees

San Francisco Palo Alto San Jose San Diego Costa Mesa Significant Density in Western Market Phoenix Arizona City of Industry Long Beach Orange Ontario Sherman Oaks Los Angeles Sacramento Fresno Walnut Creek California

Market Leader in Service Comerica leads the market in... Overall client satisfaction Positive client loyalty scores Responsiveness, flexibility Lead banker for customer Cross-sell of virtually every product Most significant increase in top management support / relationship building effectiveness (2nd highest in recent survey)

Superior Service with Consistency Our clients value consistency Same superior service Same customized solutions Same underwriting standards Same talented people

Relationships: Product Growth & Balance Comerica relationship managers have 15-20 years average Comerica tenure Trusted advisors with industry expertise Strong knowledge of banking products and services Single contact point for all banking needs Flexibility and customizable product offerings

Driving Relationship Manager Efficiency with Technology Benefits of DCORR Credit Technology (Data Capture, Origination and Risk Rating) Consolidates, standardizes and integrates the data capture, loan origination and risk rating processes Automates and enhances production and reporting capabilities Risk ratings for all entities (borrower, parent and guarantors) and facilities in a relationship are housed in a single location Allows for the sharing of data across departments Greatly reduces duplication of data entry Application operates on a secured web-based platform

Success Stories-What Our Customers Say Business: Family-owned. Specializing in upscale, affordable wine. Among fastest growing wineries. Comerica Relationship: 3 years Comerica Services Provided: Revolving line of credit Equipment loan Treasury Management and Foreign Exchange Client Value Proposition: "Comerica and its San Francisco Regional Office has been a great partner in helping us achieve growth by being flexible and responsive."

Success Stories-What Our Customers Say Business: Highly successful restaurant company. Four brands include fine dining and bar & grills located in California and the Southwest. Comerica Relationship: 6 years Comerica Services Provided: Growth financing (5 of 13 locations financed by Comerica) Treasury management Working capital line of credit Real estate financing Client Value Proposition: "Comerica has been terrific. They helped us tremendously with our growth spurt in 2002, and stepped up again this year to help us out in our latest round of growth."

Middle Market Banking - Western Market 1Q06 2Q06 3Q06 4Q06 1Q07 Qtrly Avg Loans 3.9941 4.2214 4.3524 4.3314 4.4727 Quarterly average loans and deposits in $billions 1Q06 2Q06 3Q06 4Q06 1Q07 Qtrly Avg Deposits 3.0509 2.9592 3.1431 3.2199 3.155

Going Forward Right places + Right strategies + Right policies + Right processes + Right people Expect low-double digit loan growth

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Technology & Life Sciences Greg Belanger

Technology & Life Sciences Division 15 year history Products and services tailored to meet the needs of emerging technology and life science companies throughout their lifecycle Strong relationships with top-tier investors National business with headquarters in Palo Alto Operating from 14 offices in the 7 largest technology centers in the United States and Toronto, Canada Top notch relationship managers with extensive industry expertise

Technology & Life Sciences: From the White Board to the Big Board STAGE I STAGE II Revenue STAGE III Profit Company Lifecycle $ Dollars Niche Lenders Traditional Banks Comerica Bank

Target Customers High Technology Companies Stage I or Development stage: start-up companies owned by institutional venture capital firms Stage II or Emerging growth stage Stage lll or Late Stage: meet traditional credit metrics Life Science Companies Venture Capital & Private Equity firms

Technology & Life Sciences Overview $1.4 billion in loan outstandings* $3.0 billion in deposits* $1.6 billion in investments with Comerica Securities* 110 employees 2,000 clients *Average balances for December 2006; loans outstandings includes letters of credit

Technology & Life Sciences Revenues Deposit Margin Loan Margin Noninterest Income Loan Fees Other Margin Revenues 43441595 27528387 12625317 7884094 3137195

Technology & Life Sciences Loans and Deposits

Customers Customers

Success Stories-What Our Customers Say Business: leading online seller of wireless services and products Comerica Relationship: 9 years Comerica Services Provided: lines of credit, working capital financing, letters of credit, treasury management Client Value Proposition: "Comerica has been a great bank and great partner for InPhonic. They have assisted InPhonic at almost ever stage of our evolution, and I can strongly recommend them for any growing and dynamic company."

TLS Opportunities $25 billion per year in venture capital investments Significant differentiation from competitors in the privately held segment Growing presence of private equity firms investing in technology companies Increasing opportunities to build relationships with small public companies based on expertise and relationships Managed Risk Deposit Rich

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Wealth & Institutional Management - Western Market David Skolnik

Wealth & Institutional Management -Western Market -Western Market -Western Market

Opportunity in the Western Market Comerica customers as a % of the total: Comerica customers as a % of the total: Comerica customers as a % of the total: Households with Income of $250,000+ Households with Income Producing Assets > $1MM Within 2 miles of WIM Centers 3.7% 8.5% Within 10 miles of WIM Centers 2.1% 3.3% Source: Comerica proprietary information and Claritas Income Producing Assets Demographic Data (2006)

Opportunity Within Our Customer Base Untapped Opportunity: Only 20% of Comerica's Business Bank customers in the West have a personal relationship with Comerica

Where To Find Us San Francisco Co-location: Q2 2005. New upgraded location. Palo Alto Co-location: Q1 2007. Bldg. upgraded, WIM on single floor. San Jose Co-location: Q1 2005 to single floor. San Diego Co-location: Q2 2006. Relocation Q2 2007. Newly hired team located in banking center. Costa Mesa Co-location: Q4 2006. Single upgraded floor. Century City Co-location: Q1 2007. New bldg., single floor. Phoenix Co-location: Q4 2006. Newly hired team located in WIM office. Arizona Los Angeles Re-location: 2007

Western Market Strategy Partner with the Business Bank to increase penetration into existing Comerica clientele Leverage the expanding Banking Center network to bring new clients to Comerica

The Referral Process Management Driven: Mandatory Referral Program Who: all Business Bank lenders in the Western Market where WIM has a presence What: a requirement that they actively make referrals of business bank clients to their WIM partners How: via a warm introduction to the WIM client contact professional Frequency: at least once a month with a requirement that the lender participate in client meeting with the WIM professional once a quarter Introductions and referrals are actively tracked within the WIM group

WIM Private Bankers Experienced Sourced from same geography Connected to the community Provide seasoned sales professionals and community contacts within new locations. Comerica Banking Centers Help accomplish income objectives for de novo Banking Centers. Accelerate the accretion goals for these locations. Reinforce development of sales culture within the Banking Centers. Achieve WIM objective of focusing service delivery around the client but providing contact points closer to the customer. Private Bankers in Banking Centers Co-location With

2007 Initiatives Comerica Charitable Trust Wealth Station Comerica Central Advisor Recruiting new talent

Measuring Our Success Western Market WIM - Full Year 2006 Revenue YOY% Growth Investment Mgmt & Personal Trust 12% Institutional Trust 9% Brokerage 14% Asset Growth Investment Mgmt & Personal Trust 14% Institutional Trust 21%

Overall W&IM Strategy Common Management + Co-location + Compensation Plans = Winning Strategy

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Banking Center Expansion Peg Rulien

Accelerating Banking Center Expansion: Growing in the Growth Markets Location of New Banking Centers 2004- 2006 YTD 3/07 Full Year 2007 Market Total California 29 3 14 73 Arizona 4 0 5 5 Texas 17 4 9 72 Florida 3 0 0 9 Michigan 7 2 2 243 Total 60 9 30 402 Since late 2004, opened 69 new banking centers 96% of new banking centers opened in 2006 were in high growth markets Opening about 30 new banking centers in 2007 with over 90% in high growth markets Deposits at new banking centers are ahead of expectations

Z-Score measures overall market opportunity and is used to identify attractive local markets Banking center sites are targeted based on serving multiple business lines Individual banking center locations are selected based on site characteristics, visibility and accessibility Accelerating Banking Center Expansion: Locations on the Right Street Corners

Expansion Markets AZ - Phoenix CA - San Francisco Bay Area CA - Los Angeles CA - Orange County CA - San Diego CA - San Bernadino CA - Riverside CA - Ventura FL - Broward/Palm Beach FL - Orlando TX - Houston TX - Dallas/Fort Worth TX - Austin

Business and Consumer Segment Opportunities Business metrics Total businesses per banking office Target lending Standard Industrial Classification (SIC) businesses Target lending SIC businesses per banking office Consumer metrics: Total current year households Total current year households per banking office Five year projected household growth Five year projected growth per banking office

Banking Center Opening Process Pre-Opening Phase New business calling efforts Local community integration efforts Advertising Opening Phase Post-Opening Phase Formal grand opening

New Banking Center Statistics About $2-3 million in capital outlay per banking center Average banking center: 3,300 - 4,300 sq. feet Average first year expenses of $750 - $900 thousand Average banking center staff: 5.5 employees

External Feedback: Kanbay Research Institute Comerica was rated the #1 bank* and #6 overall among financial services companies** most desired by U.S. consumers Research pointed to the following competitive advantages and strengths: Economies of Skill Switching Lock-In Uniqueness of Products Offered Overall Banking Experience Fair-Price for Services Usefulness of Loyalty/Rewards * From Kanbay Research Institute's Banking Demand Today (2006 Edition) report ** From Kanbay Research Institute's Financial Services Demand Today (2006 Edition) report

MI TX AZ CA FL Banking Centers 243 72 5 73 9 MI TX AZ CA FL Banking Centers 0.46 0.2 0.05 0.25 0.04 Accelerating Banking Center Expansion: Growing in the Growth Markets March 2007 2010 Projected 402 Banking Centers 512 Banking Centers

Small Business Banking Business Bank WIM Personal Banking Average Deposits 0.15 0.38 0.09 0.38 New Banking Centers: Contribution From All Lines of Business Deposits: $737 million Reflects 4Q06 average balances for the 60 banking centers open three years or less Retail Bank - Personal Bkg 38% Retail Bank - Small Busn Bkg 15% Business Bank 38% W&IM 9% Small Business Banking Business Bank WIM Personal Banking 0.28 0.55 0.11 0.06 Loans: $288 million W&IM 11% Retail Bank - Personal Bkg 6% Retail Bank - Small Busn Bkg 28% Business Bank 55%

Small Business Banking Peggy Bradshaw

Why Small Business Banking? Consider that: There are 6,112,425 U.S. businesses with under $10 million in sales; 31% are located in Comerica's footprint 99% of all employers are Small Businesses 70% of all new jobs are created in Small Businesses 52% of all workers work in Small Businesses 51% of U.S. GDP is in Small Business

Small Business Banking at Comerica Defined as companies with less than $10 million in sales who have borrowing, deposit or treasury management needs Small Business is an important element to the success of: New Banking Center Expansion Retail Bank Comerica

Small Business Banking Strategy Comprehensive client relationships focused on identifying needs and providing solutions Companies with $2.5 - $10 million in annual revenue are served by Small Business Bankers Companies with less than $2.5 million in annual revenue are served by Banking Center Managers SBA guaranteed loans are served by a dedicated group of SBA officers 9th largest SBA 7(a) lender in the US* 11th largest combined SBA 7(a) and 504 lender in the US* * Based on November 15, 2006 Coleman Report

Small Business Opportunities Large opportunity for deposit and loan growth Supports growth opportunities across various lines of business Small business Wealth management - the business owners Consumer - the employees Fosters long term profitable relationships

Midwest Western Texas 2089487 952199 908327 Midwest Western Texas Average Deposits 1974535 905004 955603 Small Business Banking Overview Deposits: $3.9 billion First quarter 2007 averages in $billions Midwest $2.0B 51% Western $0.9B 24% Texas $1.0B 25% Loans: $4.0 billion Texas $0.9B 23% Western $1.0B 24% Midwest $2.1B 53%

Substantial Small Business Opportunities Western Michigan Texas Florida SB Counts 1029163 248916 401390 220000 Number of Small Businesses in Comerica's Markets

Small Business Banking Penetration Rates Other Michigan Penetration 0.694 0.306 Other Western 0.983 0.017 Other Texas 0.953 0.047 Michigan Western Texas 30.6% 1.7% 4.7% Huge Opportunities Exist in all Markets

Small Business Banking Accomplishments Strategic Updates Redefined roles of Banking Center Managers and Small Business Bankers Nationalized the credit process Updated incentive plans Operational Updates Standardized and enhanced loan, deposit and Treasury Management products Customer focused needs based assessments Reengineered the Comerica Loan Center

2006 Small Business Banking Accomplishments Booked $809 million in new loans $170 million in the West Booked $143 million in new deposits $69 million in the West Booked 849 new borrowing relationships 156 relationships in the West

2007 Small Business Banking Tactics Partnering Banking Center Managers and Small Business Bankers Energizing our prospecting Focusing on customer solutions Continued focus on the Core 4 Checking account Web Bill Pay Overdraft Protection Direct Deposit Selling the products introduced in 2006 Debit/credit card rewards programs Enhanced and streamlined loan and deposit products

Small Business Banking: The Right Strategy Comerica is in the right markets to grow Small Business Banking Comerica has the right products to attract, retain and grow Small Business relationships Comerica has the right people to execute our vision for Small Business Banking The Time is Right for Small Business Banking

Comerica Incorporated: It's Working Beth Acton

2007 Initiatives Open about 30 new banking centers, primarily in our high growth markets Data, Capture, Origination and Risk Rating (DCORR) loan approval technology Partnering of Small Business Bankers with Banking Center Managers Introduce Wealth Station and Comerica Central Advisor

Relocation of Corporate Headquarters to Dallas Opportunity to accelerate growth in Texas Banking Center expansion Increase relationship managers A smooth transition Costs controlled Operations unaffected Maintain leadership position in Michigan

Total Payout Ratio * Excluding Framlington gain ** Excluding Munder Capital Management gain Buyback Dividend '02 0.9147 0.557 '03 0.576 0.53 '04 0.9656 0.48 '05* 1.076 0.4472 '06** 0.9772 0.4896 Historical Total Payout Average (2002-2006) = 90% Dividends = 50% Buyback = 40%

2007 Full Year Outlook % Change over 2006 Loan growth (excluding Financial Services Division) Mid to High single-digit West Low double-digit Texas Low double-digit Midwest Flat Net interest margin of about 3.75% to 3.80% Net credit-related charge-offs of about 20 bps (Provision for credit losses modestly in excess of credit-related net charge-offs) Noninterest income Low single-digit* (2006 adjusted base of $820 million) Noninterest expenses Flat (Excluding the provision for credit losses on lending-related commitments) Active capital management Tier 1 common 6.50-7.50% Tier 1 7.25-8.25% This outlook is provided as of April 17, 2007 * excluding Financial Services Division-related lawsuit settlement and loss on the sale of the Mexican bank charter in 2006

Comerica: A Sound Investment Focused Strategy Unique relationship banking model Investing for the Future Banking center expansion in higher growth markets Larger contribution from Wealth & Institutional Management and Retail Bank Improved risk management New and enhanced products and services History of Earnings Payout 38 consecutive years of dividend increases Active share repurchase program: repurchased 3.4 million shares in first quarter 2007 and 6.6 million shares in 2006 Refinement in capital targets results in a more cost effective capital base over time

Comerica Incorporated Appendix

Major Milestones in the Western Market 1983 Entered Northern California market by offering auto financing 1991 Acquired Plaza Commerce Bancorp and InBancshares ($680 million in combined assets) 1994 Acquired Pacific Western Bancshares ($1 billion in assets) 1995 Acquired University Bank & Trust ($422 million in assets) 1996 Acquired Metrobank ($1.1 billion in assets) which created a larger Southern California presence; Comerica predecessor enters Arizona market 2001 Acquired Imperial Bancorp ($7.4 billion in assets) which more than doubled Comerica's presence in California 2006 Announced the opening of a representative office in Shanghai, China 2007 Opened a new Southern California headquarters

WA CA NV AZ CO The Western Market Shanghai P.R.C.

Western Market Average Loans and Deposits Average Loans Average Loans Average Deposits Average Deposits Average Deposits FY06 FY05 FY06 FY06 FY05 Middle Market $4.2 $4.0 $3.1 $3.1 $3.0 Commercial Real Estate 2.4 1.8 0.3 0.3 0.3 Global Corporate Banking 0.7 0.4 0.2 0.2 0.1 National Dealer Services 3.2 2.7 0.1 0.1 0.1 Specialty Businesses1 > Excluding FSD 3.4 1.0 2.9 1.0 8.1 2.1 8.1 2.1 10.6 2.3 SUBTOTAL - BUSINESS BANK >Excluding FSD $13.9 $11.5 $11.8 $9.9 $11.8 $5.8 $11.8 $5.8 $14.1 $5.8 Small Business Banking 0.9 0.8 0.9 0.8 0.8 Personal Banking 0.1 0.0 0.7 0.6 0.6 SUBTOTAL - RETAIL BANK $1.0 $0.8 $1.6 $1.4 $1.4 Private Banking 1.0 1.0 1.2 1.3 1.3 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.0 $1.0 $1.2 $1.3 $1.3 TOTAL > EXCLUDING FSD $15.9 $13.5 $13.6 $11.7 $14.6 $8.6 $16.8 $8.5 $16.8 $8.5 Average in $billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Commercial Real Estate Loan Portfolio 11% year-over-year average loan growth Adhere to conservative lending policies Commercial Real Estate business line net loan charge-offs of $4 million Owner Occupied/Other* Real Estate Construction Commercial Mortgage 1Q07 8959 3495 1468 1Q07: $13.9 billion First quarter 2007 averages in $billions *Included in Commercial Real Estate line of business

Western Michigan Texas Florida Other Markets 1Q06 Loans Outstanding 2.375065593 0.867218395 0.83611695313148 0.46324098 0.459822755 Single Family Land Development Land Carry Retail Multi-family Office Other 1Q07 Loans Outstanding 1.659804769 0.894891522 0.651269981 0.520017524 0.423929876 0.366656026 0.484894979 Commercial Real Estate Line of Business March 31, 2007 Loan Outstandings: $5.0 billion* By Project Type By Geography Period-end balances in $billions; Geography reflects location of property; additional CRE information can be found in the appendix * Excludes $1.6B in Commercial Real Estate line of business loans not secured by real estate

Real Estate Construction Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Single Family $1.0 $0.1 $0.2 $0.2 $0.1 $1.6 Land Development 0.4 0.2 0.2 0.1 0.0 0.9 Retail 0.1 0.1 0.1 0.1 0.0 0.4 Multi-family 0.1 0.0 0.1 0.0 0.1 0.3 Office 0.2 0.0 0.0 0.0 0.0 0.2 Land Carry 0.1 0.0 0.0 0.0 0.0 0.1 Commercial 0.1 0.0 0.0 0.0 0.0 0.1 Other 0.0 0.0 0.0 0.0 0.1 0.1 TOTAL $2.0 $0.4 $0.6 $0.4 $0.3 $3.7 First quarter 2007 period-end $ in billions Geography reflects location of property

Commercial Mortgage Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Land Carry $0.2 $0.2 $0.1 $0.1 $0.0 $0.6 Office 0.1 0.1 0.0 0.0 0.0 0.2 Retail 0.0 0.1 0.0 0.0 0.0 0.1 Multi-family 0.0 0.1 0.0 0.0 0.0 0.1 Commercial 0.1 0.0 0.0 0.0 0.0 0.1 Other 0.0 0.0 0.1 0.0 0.1 0.2 TOTAL $0.4 $0.5 $0.2 $0.1 $0.1 $1.3 First quarter 2007 period-end $ in billions Geography reflects location of property

Consumer Loan Portfolio 8% of total outstandings No sub-prime mortgage programs 2% of total nonaccrual loans (12 bps of consumer portfolio) Net loan charge-offs of $2 million Consumer loans-Other Consumer Loans-HELOC Residential Mortgages 20 38 42 1Q07: $4.1 billion First quarter 2007 averages in $billions Consumer Loans - Home Equity $1.6B 38% Consumer Loans - Other $0.8B 20% Residential Mortgage Loans $1.7B 42%

Home Equity Portfolio Florida Midwest Western Texas 2 77 13 9 74% Home Equity Lines and 26% Home Equity Loans Self-originated & relationship oriented Ave. FICO score of 741 at origination* 82% have CLTV ^ .80* Average loan vintage is 3 years* Geographic Breakdown Midwest 76% Texas 9% Western 13% *Data on loans booked through our Consumer Loan Center which encompasses about 85% of our Home Equity Lines and Loans First quarter 2007 averages in $billions Geography based on office of origination Florida 2% 1Q07: $1.6 billion

Automotive Manufacturer Exposure Declining 12/05 12/06 2/07 Exposure: Dealer $ 6.6 $ 7.4 $ 7.5 Other Automotive: Domestic Ownership $ 3.3 $ 2.9 $ 2.8 Foreign Ownership 1.5 1.3 1.2 Total Other Automotive $ 4.8 $ 4.2 $ 4.0 (4)% Outstandings: Dealer $ 4.8 $ 5.6 $ 5.4 Other Automotive: Domestic Ownership $ 2.0 $ 1.7 $ 1.6 Foreign Ownership 0.7 0.5 0.5 Total Other Automotive $ 2.7 $ 2.2 $ 2.1 (4)% 1Q06 2Q06 3Q06 4Q06 1Q07 NPA's 20 43 49 46 39 1Q06 2Q06 3Q06 4Q06 1Q07 Net Loan Charge-offs 8 3 3 2 7 Period-end in $ billions Exposure includes committed and discretionary facilities (undrawn and outstanding)

Diversified Shared National Credit Portfolio Approx. 995 borrowers 18% of total outstanding Industry diversification mirrors total loan book Approx. 1% of total nonaccrual loans (1 bp of portfolio) No net loan charge-offs Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Energy Other 3/31/2007 1937 2092 2843 391 1077 535 March 31, 2007: $8.9 billion Period-end outstandings as of March 31, 2007

MM, NOW and Savings Noninterest-Bearing Deposits Time Deposits Medium- and Long-term debt Short-term Borrowings* 1Q 2007 Average 16131 12160 13167 6427 2775 Funding Composition We remain focused on core deposit growth Customers continue to have a preference for short-term time deposits over money market deposits To the extent loan growth exceeds deposit growth, wholesale borrowings are utilized prudently in accordance with our liquidity objectives First quarter 2007 averages in $billions * Includes foreign office time deposits 1Q07: $50.7 billion

Term Wholesale Funding 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021+ Trust Preferred 55 0 0 0 0 0 0 0 0 0 0 0 0 0 500 Sub-Debt Bullet 350 350 100 0 0 0 0 250 300 650 500 0 0 0 150 Sub-Debt Callable 0 0 0 0 0 0 150 0 0 0 0 0 0 0 150 Senior Debt (MTN) 750 350 475 300 875 0 0 0 0 0 0 0 0 0 0 Institutional CDs 3050 1175 1455 0 0 0 0 0 0 0 0 0 0 0 0 Term Wholesale Funding Profile by Maturity Expected 2007 Issuance (Q2 - Q4) Replace approximately $4 billion of senior note and institutional C.D. maturities Additional issues will support growth: Approximately $1.0 billion of senior notes Approximately $0.4 billion of subordinated notes millions

Term Wholesale Funding 18 Month 2 Year 3 Year 4-5 Years 6-10 Years > 10 Years Trust Preferred 0 0 0 0 0 500 Sub-Debt Bullet 0 0 0 0 650 250 Senior Debt (MTN) 950 350 475 1175 0 0 Institutional CDs 1704 1830 900 0 0 0 2006 and Year-to-Date 2007 Issuance by Term Recent Issuance (2006 - YTD 2007) Issued $7.3 billion in term funding in 2006, $2.4 billion thus far in 2007 This replaced runoff and supported balance sheet growth millions

Liquidity and Interest Rate Risk Liquidity Risk Management Approach to funding and liquidity management is to assess the maturity profile of our asset base in light of our core deposit experience, and then stagger the wholesale funding maturity profile appropriately to maintain a strong liquidity position. Investment portfolio is maintained primarily for liquidity purposes. Management tools, such as dynamic crisis liquidity scenario modeling, ensure liquidity position is appropriate. Interest Rate Risk Management Short-term interest rate risk as measured through net interest income simulation is modestly asset sensitive. Guideline is to limit the adverse change in net interest income to 5% of the base for a 200 basis point interest rate shock ramped over a four month period. Actual Q1 results were at 4%. Long-term interest rate risk as measured through economic value of equity simulations shows a more asset sensitive position over this longer horizon. Guideline is to limit adverse change in economic value to 10% of base market value for a 200 basis point interest rate shock. Actual Q1 results were at 9%. These positions are regularly monitored in a variety of potential interest rate environments, along with hedging alternatives.

1Q06 2Q06 3Q06 4Q06 1Q07 Net Interest Income 479 500 502 502 502 Net Interest Margin 0.038 0.0382 0.0379 0.0375 0.0382 Warrant Accounting Net Interest Margin Net Interest Margin Stable Net Interest Margin First Quarter 2007 Net Interest Margin of 3.82%, up 7 bps Loan yields stable Deposit rates declined slightly $ in millions

Capital Management Investment in risk assessment tools More sophisticated credit, operational and market risk analytics Improved view of unexpected loss - the basis for capital adequacy Creates opportunity to optimize capital Common equity is held to cover unexpected losses Risk-based capital guidelines reflect unexpected loss assessment: Estimated Guideline at 3/07 Tier 1 Common* 6.50% to 7.50% 7.47% Tier 1 Capital 7.25% to 8.25% 8.15% Tangible equity to assets ratio remains strong at 9.0% Resulting in a more cost effective capital base over time * Regulatory Tier 1 Capital Ratio excluding preferred and trust preferred securities

Strong Debt Ratings

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